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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         NOVEMBER 8, 1999
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                              FRITZ COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-20548                   94-3083515
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(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)              Number)               Identification No.)



   706 MISSION STREET, SAN FRANCISCO, CALIFORNIA             94103
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's Telephone Number, Including Area Code       (415) 904-8360
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                                  INAPPLICABLE
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          (Former Name or Former Address If Changed Since Last Report)




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Item 5. Other Events

   On November 2, 1999 the Ninth Circuit U.S. Court of Appeal vacated the district court judgment in the case of Susan Polk, et.al. vs. Fritz Companies, Inc., et.al. which was on appeal by the plaintiffs from its dismissal at the trial level and remanded the case to the trial court for reconsideration in light of the Ninth Circuit U.S. Court of Appeals ruling in Janas v. McCracken (In re Silicon Graphics Inc. Sec. Litig).


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. FRITZ COMPANIES, INC.



                                   By            /s/ Lynn C. Fritz
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                                                     Lynn C. Fritz
                                       Chairman of the Board and Chief Executive
                                          Officer (Principal Executive Officer)


Dated: November 8, 1999